SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  March 13, 1996


                           WEST PENN POWER COMPANY
           (Exact name of registrant as specified in its charter)

 Pennsylvania                   1-255-2               13-5480882
(State or other               (Commission File       (IRS Employer
 jurisdiction of               Number)                Identification
 incorporation)                                       Number)


                            800 Cabin Hill Drive
                       Greensburg, Pennsylvania  15601
                  (Address of principal executive offices)


Registrant's telephone number,
  including area code:                              (412)  837-3000

Item 5.     Other Events.


            In March 1996, certain executive officers of West Penn Power Company entered into change of control employment contracts with Allegheny Power System, Inc.

            On April 1, 1996, Champion Industries, Inc., North Branch Energy Inc., and Air Products and Chemicals, Inc., entities claiming involvement or potential involvement in the Burgettstown PURPA project, filed suit in federal court in the Western District of Pennsylvania against the Company, Allegheny Power System, Inc., and Allegheny Power Service Corporation alleging antitrust violations, unfair competition, and intentional interference with a contract. The lawsuit seeks recovery of lost profits and out-of-pocket costs as well as treble and punitive damages. This case is related to a suit filed on May 2, 1995, in federal court in the same district by Washington Power, LP, the developer of the Burgettstown PURPA project, against the same defendants alleging essentially the same causes of action.


Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.


            (c)  Exhibits

                 10.1 Form of Employment Contract with Certain Executive Officers Under Age 55

                 10.2 Form of Employment Contract with Certain Executive Officers Over Age 55




                                 SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              WEST PENN POWER COMPANY



Dated:  April 11, 1996                        By:    CAROL G. RUSS
                                              Name:  Carol G. Russ
                                              Title: Counsel

                                 Exhibit Index


Item No. 1       10.1  Form of Employment Contract with Certain Executive
                       Officers Under Age 55

                 10.2 Form of Employment Contract with Certain Executive Officers Over Age 55










L:\TENK\95\8-KWPP